DATED OCTOBER 24, 2001






                        (1) VERTICAL INVESTMENTS LIMITED

                                      -and-

                            (2) INVU SERVICES LIMITED

                                      -and-

                     (3) INVU INTERNATIONAL HOLDINGS LIMITED

                                      -and-

                                  (4) INVU PLC

                                      -and-

                (5) DAVID MORGAN, JOHN AGOSTINI AND JON HALESTRAP



                    ----------------------------------------

                                 LOAN AGREEMENT

                    ----------------------------------------











                               Teacher Stern Selby
                                37-41 Bedford Row
                                 London WC1R 4JH
                            Telephone: 020 7242 3191
                            Facsimile: 020 7242 1156

THIS AGREEMENT is delivered as a DEED this 24th day of October, 2001

BETWEEN:

(1) VERTICAL INVESTMENTS LIMITED (Company No. 71185) whose registered office is at Eagle House, Don Road, St Helier, Jersey, Channel Islands JE1 61 ("Lender");

(2)  INVU SERVICES  LIMITED  (Company No. 3319922) of The Beren,  Blisworth Hill
     Farm,  Stoke  Road,  Blisworth,   Northampton,   Northamptonshire  NN7  3DB
     ("Borrower");

(3) INVU INTERNATIONAL HOLDINGS LIMITED (Company No. 3340939) whose registered office is at The Beren, Blisworth Hill Farm, Stoke Road, Blisworth, Northampton, Northamptonshire NN7 3DB ("IIH");

(4) INVU PLC (Company No. 3375359) whose registered office is at The Beren, Blisworth Hill Farm, Stoke Road, Blisworth, Northampton, Northamptonshire NN7 3DB ("IPLC"); and

(5) DAVID MORGAN of [insert address], JOHN AGOSTINI of [insert address] and JON HALESTRAP of [insert address] (the "Executive Directors").

RECITAL

The Lender is prepared to make available a loan to the Borrower on the terms and conditions set out below:-

1.   Operative Provisions

1.1 The following words and phrases shall have the following meanings unless they are inconsistent with the context:

         "Advance"            US$500,000  or, as the  context may  require,  the
                              principal   amount   thereof  from  time  to  time
                              outstanding;

         "Agreement"          this Agreement together with the Schedules;

         "Business Day"       a day  on  which  banks  are  generally  open  for
                              business in London other than a Saturday or Sunday;

         "Debenture"          the  debenture  to be entered  into by each of the
                              Guarantors in favour of the Lender in the form set out in the schedule to the Secured Guarantee;

         "Event of Default"   the events listed in Schedule 2;

         "Guarantors"         together IIH and IPLC;

         "Loan" the aggregate principal amount of Advance for the time being outstanding under this Agreement together with all capitalised and accrued interest thereon;

         "Repayment Date"     the expiry of three calendar  months from the date
                              of this Agreement; and

         "Secured Guarantee"  the secured  guarantee  to be entered into by each of the Guarantors in favour of the Lender in the form set out in Schedule 1;

1.2 All the provisions of this Agreement are severable and distinct from one another and the illegality, invalidity or unenforceability of any provision shall not affect the validity or enforceability of any other provision.

1.3 This Agreement supersedes any other agreement between the Borrower and the Lender whether written, oral, expressed or implied in relation to the subject matter contained herein.

1.4 Except where the context otherwise requires words denoting the singular shall include the plural and vice-versa; words denoting any gender shall include all genders; words denoting the whole include any part thereof.

1.5  Unless  the  context  otherwise  requires,  a  reference  to a Clause  or a
     Schedule is to a clause of or a schedule to this Agreement.

1.6 Clause headings are for ease of reference only and do not affect the construction of this Agreement.

1.7 Reference to any statute or statutory provision includes a reference to that statute or statutory provision as from time to time amended, extended or re-enacted, with or without amendment.

2.   The Advance

     Subject to the terms and conditions of this Agreement the Lender shall from the date hereof make available to the Borrower the Advance.

3.   Purpose

3.1 The Advance shall be used by the Borrower firstly in reducing the amount outstanding on the Borrowers overdraft facility with the Bank of Scotland, (Birmingham branch) to the limit authorised by the bank (being (pound)800,000) and any balance shall be used for working capital purposes only.

3.2 The Borrower shall not use any of the Advance for any purpose except that permitted in this Clause 3. Failure by the Borrower to comply with this Clause shall not prejudice any rights of the Lender, who shall not be responsible for monitoring or ensuring the use or application by the Borrower of any part of the Advance.

4.   Repayment

     Subject to Clause 9 (Event of Default) the Borrower shall repay to the Lender the Loan in full together with all accrued and outstanding interest and free from any legal or equitable right of set off, at such time as it is able to do so but in any event not later than the Repayment Date.

5.   Prepayment

5.1 Notwithstanding (and without prejudice to) Clause 4, the Borrower (provided that it shall have given to the Lender not less than 5 Business Days prior notice specifying the date and intended amount of the payment) may prepay the whole or any part of the Advance.

5.2 Prepayments under this Agreement shall be made together with accrued interest thereon and all other amounts payable under and in relation to this Agreement in respect of such Advance.

5.3  No amount prepaid under this Agreement may be redrawn by the Borrower.

5.4 Any notice of prepayment given by the Borrower under this Agreement shall be irrevocable and the Borrower shall be bound to prepay the relevant amount(s) in accordance with such notice. The Borrower may not prepay all or any part of any Advance except in accordance with the express terms of this Agreement.

5.5  Any prepayment shall be applied against and shall reduce the Loan.

6.   Interest

6.1 The Borrower shall pay to the Lender interest on the Advance at the rate of 12% per annum from the date of this Agreement.

6.2 Interest on the Loan shall accrue daily and shall be payable on the Repayment Date or, if any prepayment is made, at the same time as the prepayment.

6.3 The Borrower shall, on demand by the Lender, pay to the Lender interest on sums not paid on their respective due dates under this Agreement from the due date up to the date of actual payment (as well after as before judgment) at a rate of 3% per annum above the base rate from time to time of Barclays Bank plc.

     6.3.1 If any interest payable under this Agreement is not paid within 5 Business Days after the due date for payment it shall be capitalised and added to the Advance and bear interest from the due date for payment at the rate of 3% per annum above the base rate from time to time of Barclays Bank plc per annum;

     6.3.2 The capitalisation of arrears of interest will be without prejudice to the Lenders right at any time to enforce payment of the sums concerned as interest in arrears;

     6.3.3 Otherwise all undertakings and provisions contained in this Agreement and all powers and remedies conferred by law or by this Agreement and all rules of law or equity relating to the Advance and interest on it shall equally apply to capitalised arrears of interest and to interest on them.

7.   Payments

7.1  All sums payable pursuant to this Agreement shall:

     7.1.1 be paid without set off, counterclaim, withholding or deduction of any kind whatsoever unless required by law in which case the Borrower will pay to the Lender such additional amount as will result in the Lender receiving the full amount which it would have received had there been no such set off, counterclaim, withholding or deduction;

     7.1.2 be made in US dollars and if payment falls to be made on a day which is not a Business Day it shall be made on the next Business Day;

     7.1.3 unless received by the Lender by 1.p.m. on a Business Day shall be deemed to have been received on the next Business Day for all purposes under this Agreement including the calculation of the final amount due; and

     7.1.4.1 be made in such manner as reasonably specified by the Lender from time to time.

7.2 Account(s) maintained by the Lender in connection with the Advance shall be conclusive and prima facie evidence of the amounts from time to time owing by the Borrower to the Lender under this Agreement save in the event of manifest error.

8.   Indemnity

8.1 The Borrower shall pay to the Lender on demand, on a full indemnity basis all expenses (including but not limited to legal and out of pocket expenses) properly incurred in connection with the preparation of this Agreement.

8.2 The Borrower shall fully indemnify the Lender from and against any loss, damage or liability which they may incur as a consequence of the occurrence of any Event of Default.

8.2 The Borrower shall pay all stamp, documentary, registration or other similar duties or taxes (including any payable by the Lender) imposed in or by the United Kingdom on or in connection with this Agreement and/or any other document referred to herein and shall indemnify the Lender against any liability arising by reason of any delay or omission by the Borrower to pay such duties or taxes.

9.   Event of Default

     The Lender may (without prejudice to any of their rights) upon and at any time after the happening of an Event of Default, so long as the same is continuing, by notice to the Borrower declare that:-

     (a) the Loan has become immediately due and payable, whereupon the Borrower shall forthwith repay the same together with all interest accrued and all other sums payable under this Agreement; and/or

     (c) the Loan has become due and payable on demand, whereupon the Loan and all interest and other sums payable under this Agreement shall at all times after such declaration be due and payable forthwith on demand.

10.  Guarantee and Indemnity by Guarantor

10.1 In consideration of the Lender entering into this Agreement each of the Guarantors hereby unconditionally and irrevocably guarantees to the Lender the due and punctual performance and observance by the Borrower of all its obligations, commitments, undertakings, warranties, indemnities and covenants under or pursuant to this Agreement and agrees to indemnify the Lender against all losses, damages, costs and expenses (including legal costs and expenses) which the Lender may suffer or incur through or arising from any breach by the Borrower of such obligations, commitments, warranties, undertakings, indemnities or covenants. Further each of the Guarantors shall forthwith upon the execution of this Agreement execute and enter into a Secured Guarantee and Debenture in the form set out in
     Schedule 1.

10.2 The Guarantors' liability hereunder and under the Secured Guarantee and Debenture shall not be released or diminished by any arrangements or alterations of terms (whether of this Agreement or otherwise) or any forbearance, neglect or delay in seeking performance of the obligations hereby imposed or any granting of time for such performance.

10.3 If and whenever the Borrower defaults for any reason whatsoever in the performance of any obligation or liability undertaken or expressed to be undertaken by it under or pursuant to this Agreement, the Guarantor shall forthwith upon demand unconditionally perform (or procure performance of) and satisfy (or procure the satisfaction of) the obligation or liability in regard to which such default has been made in the manner prescribed by this Agreement and so that the same benefits shall be conferred on the Lender as they would have received if such obligation or liability had been duly performed and satisfied by the Borrower. The Guarantor waives any rights which it may have to require the Lender to proceed first against or claim payment from the Borrower to the intent that as between the Borrower and Guarantor the latter shall be liable as principal debtor as if it had entered into all undertakings, agreements and other obligations jointly and severally with the Borrower.

10.4.This guarantee and indemnity is to be a continuing security to the Lender for all obligations, commitments, warranties, undertakings, indemnities and covenants on the part of the Borrower under or pursuant to this Agreement notwithstanding any settlement of account or other matter or thing whatsoever.

10.5.This  guarantee  and  indemnity is in addition to and without  prejudice to and not in substitution for any rights or security which the Lender may now or hereafter have or hold for the performance and observance of the obligations, commitments, undertakings, covenants, indemnities and warranties of the Borrower under or in connection with this Agreement.

10.6 Each of the parties (other than the Lender) agree to procure that Invu Inc, a company organised and existing under the laws of the State of Colorado whose principal place of business is at The Beren, Blisworth Hill Farm, Stoke Road, Blisworth, Northampton, Northamptonshire NN7 3DB enters into a Secured Guarantee and Debenture within 10 Business Days of the date of this Agreement.

11.  Indulgence and Waiver

     The Lender may at any time, without discharging or in any way prejudicing this Agreement or any remedy of the Lender under this Agreement, grant to the Borrower or to any other person, time, indulgence, loans or advances or enter into any arrangement or variation of rights or, either in whole or in part, release, abstain from perfecting or enforcing or neglect or fail to perfect or enforce any remedies or rights which they may now or subsequently have from or against the Borrower or any other person.

12.  Notices

12.1 Any notice to be given under this Agreement shall either be delivered personally or sent by first class delivery post. The address for service of each party hereto (in the case of a company) shall be its registered office for the time being and (in the case of an individual) shall be his address stated above or any other address for service within the United Kingdom subsequently notified in writing to the other parties hereto as being that individuals address for service or (in the absence of notification) his last known place of residence within the United Kingdom. A notice shall be deemed to have been served:-

     12.1.1         if personally delivered: at the time of delivery; or

     12.1.2 if posted: at the expiration of 48 hours after the envelope containing the notice was delivered into the custody of the postal authorities.

12.2 In proving service it shall be sufficient to prove that personal delivery was made, or that the envelope containing the notice was properly addressed and delivered into the custody of the postal authority as a prepaid first class letter.

13.  Counterparts

     This Agreement may be executed in any number of counterparts (by facsimile if necessary) and by each of the parties hereto on separate counterparts each of which when executed and delivered (by facsimile if necessary) shall be deemed to be an original, but all the counterparts together shall constitute one and the same document.

14.  Assignment

14.1 This Agreement shall be binding upon, and endure for the benefit of the parties hereto and their respective successors.

14.2 None of the parties hereto may assign or transfer any of its/his respective rights, benefits or obligations under this Agreement.

15.  Variation

     This Agreement shall not be varied or cancelled, unless the variation or cancellation is expressly accepted in writing by each of the parties.

16.  Law

     This Agreement shall be governed by and construed in accordance with English law and the parties hereto submit to the exclusive jurisdiction of the English Courts.

AS WITNESS whereof this Agreement has been signed/executed as a Deed and delivered the day first above written.

                                   SCHEDULE 1

                     FORM OF SECURED GUARANTEE AND DEBENTURE

See attached.

                                   SCHEDULE 2

                                EVENTS OF DEFAULT

Each of the events set out below is an Event of Default (whether or not caused by any reason whatsoever outside the control of the Borrower or of any other person) namely:-

1. the Borrower does not repay to the Lender the Loan (together with all accrued and outstanding interest thereon) on the Repayment Date;

2. the Borrower does not pay within twenty (20) Business Days of the due date any amount (other than the amount referred to in paragraph 1 above) payable by it hereunder in accordance with the terms hereof;

3. the Borrower and/or a Guarantor makes a proposal to enter into a voluntary arrangement or enters or seeks to enter into any other form of composition or arrangement with any of its creditors whether in whole or in part;

4. distress or execution or other process is levied or enforced upon or issued against any property of the Borrower and/or a Guarantor unless such event does not have or could not have a material adverse effect on the Borrower and/or the Guarantor (as appropriate);

5. if there is any breach by the Borrower of any obligations statutory or otherwise binding on it or of any term, condition, covenant or provision contained in this Agreement;

6. if there is any breach by the Guarantor of any term, obligation, covenant or provision binding upon him contained in this Agreement or under the Secured Guarantee and Debenture entered into by it pursuant to Clause 10;

7. if a petition is presented or a resolution passed for the winding up of the Borrower and/or a Guarantor or an application presented for the grant of an administration order or for the appointment of an administrator or administrative receiver in relation to the Borrower's and/or a Guarantor's undertaking;

8. if an encumbrancer takes possession or a receiver is appointed over any of the property or assets of the Borrower and/or a Guarantor;

9. if any other borrowing of the Borrower and/or a Guarantor becomes prematurely due and payable as a result of a default thereunder;

10. if the Borrower and/or a Guarantor shall cease or threaten to cease to carry on business or stop payment;

11. if an order is made and confirmed for the compulsory acquisition of the property of the Borrower and/or a Guarantor or any part thereof;

12. if control of the Borrower and/or a Guarantor is acquired by any person or group of connected persons not having control of such company at the date hereof;

13. if any other event or series of events whether related or not (including without limitation any material adverse change in the business assets or financial condition of the Borrower and/or a Guarantor) occurs which in the reasonable opinion of the Lender may affect the ability of the Borrower and/or a Guarantor (as appropriate) to comply with all or any of its obligations hereunder;

EXECUTED as a DEED and DELIVERED                )
by VERTICAL INVESTMENTS LIMITED                 )
acting by two directors/director and secretary  )   ............................



                                                    ............................



EXECUTED as a DEED and DELIVERED                )
by INVU SERVICES LIMITED acting                 )
by two directors/director and secretary         )   ............................


                                                    ............................



EXECUTED as a DEED and DELIVERED by             )
INVU INTERNATIONAL HOLDINGS LIMITED             )
by acting two directors/director and secretary  )   ............................





EXECUTED as a DEED and DELIVERED                )
by DAVID MORGAN in the presence of:-            )   ............................

Witness name:

Address:


Occupation:




EXECUTED as a DEED and DELIVERED                 )
by JOHN AGOSTINI in the presence of:-            )   ...........................

Witness name:

Address:


Occupation:


EXECUTED as a DEED and DELIVERED                )
by JON HALESTRAP in the presence of:-           )   ............................

Witness name:

Address:


Occupation: